SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 2, 2007
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) — Departure of Directors or Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 5.02(b) — Departure of Directors or Certain Officers
     On August 2, 2007, Barr Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the resignation of Paul M. Bisaro, the Company’s President and Chief Operating Officer. Bruce L. Downey, Barr’s Chairman and Chief Executive Officer, will assume these responsibilities on an interim basis. Mr. Bisaro has also resigned from the Company’s Board of Directors. A copy of the release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibits
99.1	Barr Pharmaceuticals, Inc. press release August 2, 2007

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Date: August 2, 2007	/s/ William T. McKee
William T. McKee
Vice President, Chief Financial Officer, and Treasurer